Acquisitions and Dispositions	12 Months Ended
Sep. 28, 2024
Acquisitions and Dispositions
Acquisitions and Dispositions

3.  Acquisitions and Dispositions

F&S Tool Inc.

In April 2024, the Company acquired F&S Tool Inc. (“F&S”), a leading manufacturer of high output, high efficiency injection molding applications, for a purchase price of $68 million. The Company used existing liquidity to finance the acquisition, and the business is operated within the Consumer Packaging North America segment. The F&S acquisition has been accounted for under the purchase method of accounting, and has not finalized the allocation of the purchase price to the fair value of the assets and liabilities assumed. The preliminary estimated fair value of assets acquired and liabilities assumed consisted of working capital of $3 million, property and equipment of $19 million, intangible assets of $22 million, goodwill of $35 million, and net other long-term liabilities of $11 million. The Company has recognized goodwill on this transaction primarily as a result of expected cost synergies and does not expect goodwill to be deductible for tax purposes.

Divestitures

During fiscal 2024, the Company completed the sale of its Promens Vehicles and Strata businesses, which were operated in the Consumer Packaging International segment for net proceeds of $25 million and $22 million, respectively. In fiscal 2023, the Promens Vehicles business recorded net sales of $111 million and Strata recorded $56 million.